                                                                    Exhibit 99.1

                                 AMENDATORY AGREEMENT


         THIS AMENDATORY AGREEMENT (this "Agreement") is made this ____ day of _________, 1997 by and among ROBERT J. LONGO, an individual ("Longo"), COMPOST AMERICA HOLDING COMPANY, INC., a New Jersey corporation ("CAHC"), WASTECO VENTURES LIMITED, a corporation organized under the laws of the British Virgin Islands ("Wasteco"), ROGER E. TUTTLE, an individual ("Tuttle"), JOHN B. FETTER, an individual ("Fetter"), VICTOR E. WORTMANN, SR., an individual ("Victor Wortmann"), VRH CONSTRUCTION CORP., a New York corporation ("VRH"), ROBERT E. WORTMANN ("Robert Wortmann"), SELECT ACQUISITIONS, INC., a Colorado corporation ("Select"), and ALFRED E. RATTIE, an individual ("Rattie").

         WHEREAS, CAHC and Wasteco executed a Stock Purchase Agreement dated as of November 3, 1997 (the "Wasteco Stock Purchase Agreement") relating to the purchase by Wasteco of certain common and preferred stock of CAHC;

         WHEREAS, CAHC and Longo executed a certain Stock Purchase Agreement dated as of September 17, 1997 (the "Longo Stock Purchase Agreement") relating to the purchase by Longo of certain common and preferred stock of CAHC (the Longo Stock Purchase Agreement and the Wasteco Stock Purchase Agreement are sometimes collectively referred to herein as the "Stock Purchase Agreements");

         WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreements, Longo, CAHC, Wasteco, Tuttle, Select, Wortmann, Fetter, VRH and Rattie executed a Stockholders Agreement dated as of November 3, 1997 (the "Stockholders Agreement");

         WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreements, CAHC and Longo executed a Registration Rights Agreement dated as of November 3, 1997 (the "Longo Registration Agreement");

         WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreements, CAHC and Wasteco executed a Registration Rights Agreement dated as of November 3, 1997 (the "Wasteco Registration Agreement") (the Longo Registration Agreement and the Wasteco Registration Agreement are sometimes collectively referred to herein as the "Registration Agreements");

         WHEREAS, CAHC, Wasteco and Longo entered into various agreements and undertakings on or about November 3, 1997 (the "Agreements and Undertakings") and took other actions based upon the understanding that both common and preferred stock of CAHC was being issued and that two Certificates of Designations of Rights and Preferences (one relating to Series A Exchangeable Preferred Stock and one relating to Series C Exchangeable Preferred Stock) had been properly filed with the New Jersey Secretary of State and that such Certificates permitted the issuance of the preferred stock described therein in accordance the N.J.S.A. 14A:7-2;

         WHEREAS, common stock of CAHC was issued on November 3, 1997 as contemplated by the Stock Purchase Agreements;

         WHEREAS, the two Certificates of Designation were not in fact filed on November 3, 1997 although the parties hereto did not become aware of that fact until November 4, 1997 or thereafter, and accordingly the Preferred Stock was not properly issued, although certificates purporting to be Preferred Stock were executed and delivered as provided in the Stock Purchase Agreements;

         WHEREAS, the parties intend that the Preferred Stock be issued as contemplated by the Stock Purchase Agreements and the parties agree that the Preferred Stock shall be issued as of the date on which the Certificates of Designations for such Series A and Series C Preferred Stock have been filed with the New Jersey Secretary of State in a form satisfactory to all of them;

         WHEREAS, in connection with the issuance of such Preferred Stock to Wasteco and Longo, CAHC executed a certain Certificate of Amendment to the Certificate of Incorporation, attached to which was a Certificate of Designations of Rights and Preferences of Series A Exchangeable Redeemable Preferred Stock (the "Series A Certificate"), which Series A Certificate was filed in the Office of the Secretary of State of New Jersey on November 6, 1997, as amended by a Certificate of Amendment dated December 12, 1997 and filed in the Office of the Secretary of State of New Jersey (the "Series A Certificate of Amendment");

         WHEREAS, in connection with the issuance of such Preferred Stock to Wasteco and Longo, CAHC executed a certain Certificate of Amendment to the Certificate of Incorporation, attached to which was a Certificate of Designations of Rights and Preferences of Series C Redeemable Convertible Preferred Stock (the "Series C Certificate"), which Series C Certificate was filed in the Office of the Secretary of State of New Jersey on November 6, 1997, as amended by a Certificate of Amendment dated December 12, 1997 and filed in the Office of the Secretary of State of New Jersey (the "Series C Certificate of Amendment");

         WHEREAS, Wasteco and Longo executed a certain Wasteco-Longo Agreement re: Exchange of Compost Preferred and Common Stock for EPIC Stock (the "Wasteco-Longo Agreement") dated as of November 3, 1997;

         WHEREAS, Tuttle and Longo executed a certain Optional Participation Agreement dated as of November 3, 1997 pertaining to the registration of certain shares of CAHC stock owned by Tuttle and Longo respectively (the "Longo Participation Agreement") (the Wasteco Participation Agreement and the Longo Participation Agreement are sometimes collectively referred to herein as the "Participation Agreements");

         WHEREAS, Wasteco intends to assign all of its rights under this Agreement, the Wasteco Stock Purchase Agreement, the Stockholders Agreement, the Wasteco Registration Rights Agreement and the Wasteco Participation Agreement as well as the Agreements and Undertakings;

    WHEREAS, the parties hereto wish to be bound by the various agreements described above as well as the Agreements and Undertakings;

         WHEREAS, the parties hereto acknowledge that the Preferred Stock has been issued on December 12, 1997 rather than on November 3, 1997; and

         WHEREAS, the parties hereto wish to amend the various agreements described above as well as the Agreements and Undertakings to (a) reflect the true date of the issuance of the Preferred Stock, (b) make changes to avoid prejudice to the purchasers of the Preferred Stock and (c) reaffirm the various agreements described above as well as the Agreements and Undertakings.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         1. Effective Date of Stockholders Agreement. The Stockholders Agreement shall be dated as of November 3, 1997 but shall be effective as of December 12, 1997.

         2. Amendments to Series A Certificate. CAHC, Wasteco and Longo hereby agree to the following amendments to the Series A Certificate, which amendments are reflected in the Series A Certificate of Amendment:

              a. For purposes of Paragraph 2 of the Series A Certificate, CAHC agrees that the amount of any dividend paid pursuant to such paragraph shall be calculated as if the Series A Preferred Stock had been issued on November 3, 1997.

              b. Subparagraph (i) of Paragraph 3(a) of the Series A Certificate shall be amended by replacing the date "November 3, 1997" with the date "December 12, 1997."

              c. Subparagraph 4(a) on page 4 of the Series A Certificate shall be amended by replacing the date "November 3, 1997" with the date "December 12, 1997."

         3. Amendments to Series C Certificate. CAHC, Wasteco and Longo hereby agree to the following amendments to the Series C Certificate, which amendments are reflected in the Series C Certificate of Amendment:

              a. For purposes of Subparagraph 2(b) of the Series C Certificate, CAHC agrees that the Special Dividend (as such term is defined in the Series C Certificate) shall be calculated as if the Series C Preferred Stock had been issued on November 3, 1997.

              b. Subparagraph (i) of Paragraph 3(a) of the Series C Certificate shall be amended by replacing the date "November 3, 1997" with the date "December 12, 1997."

              c.   The words "outstanding on November 3, 1997" in
Subparagraph 4(a) on page 4 of the Series C Certificate shall be amended by replacing the date "November 3, 1997" with the date "December 12, 1997."

         4. Amendments to Stock Purchase Agreements. CAHC, Wasteco and Longo hereby affirm that the respective representations and warranties contained in the Stock Purchase Agreements remained true and correct in all material respects as of December 12, 1997.

         5. Amendments to Registration Agreements. CAHC, Wasteco and Longo hereby agree that, for purposes of Subparagraph 2.2(a) of the Registration Agreements, the Closing Date shall be deemed to be November 3, 1997, notwithstanding the date of issuance of the Series A Preferred Stock, the Series C Preferred Stock and the Common Stock (all as defined in the Registration Agreements).

         6. Amendments to Participation Agreements. For purposes of the Participation Agreements, the Series A and Series C Preferred Stock issued to Wasteco and Longo pursuant to the Stock Purchase Agreements, the Series A Certificate and the Series C Certificate shall be deemed to be have been issued on December 12, 1997.

         7. Re-issuance of Stock. CAHC, Longo and Wasteco hereby acknowledge that Wasteco and Longo have tendered the shares of Series A and Series C Preferred Stock of CAHC issued to them on November 3, 1997, which shares have been canceled of record, and that CAHC has re-issued to Wasteco and Longo the same number of shares of Series A and Series C Preferred Stock of CAHC dated as of December 12, 1997 as contemplated by the Stock Purchase Agreements.

         8.  Amendments to Related Documents.  For purposes of construing the

Agreements and Undertakings, including without limitation, any of the transactions contemplated by the Stock Purchase Agreements, the Registration Agreements, the Series A Certificate, the Series C Certificate and the Participation Agreements, any documents or agreements executed by any one or more of the parties hereto in connection with such Agreements and Undertakings is hereby amended to reflect that the Series A and Series C Preferred Stock issued to Wasteco and Longo in connection with the aforesaid transactions was issued as of December 12, 1997.

         9. Conflicts. In the event of any conflict between the terms of this Agreement and the terms of the Stock Purchase Agreements, the Registration Agreements, the Series A Certificate, the Series C Certificate, the Stockholders Agreement, the Participation Agreements and any other documents related thereto and executed by one or more of the parties hereto in connection with the Agreements and Undertakings, the terms and provisions of this Agreement shall control.

         10. Date of Preferred Stock. All of the agreements described above as well as the Agreements and Undertakings shall be deemed amended (a) to reflect the issuance of the Preferred Stock on December 12, 1997, (b) to provide that dividends on the Preferred Stock shall be calculated so that they shall be paid as if the Preferred Stock had been issued on November 3, 1997 as provided in the Series A Certificate and the Series C Certificate, both as amended by the Series A Certificate of Amendment and the Series C Certificate of Amendment, both dated December 12, 1997 (the "Amended Certificates of Designations") and filed in the Office of the Secretary of State of New Jersey, (c) to provide that any rights available in the Preferred Stock to the holders thereof shall be exercised solely as provided in the Amended Certificates of Designations and (d) to provide that any rights of the parties who are holders of the Preferred Stock set forth in documents other than the Amended Certificates of Designations shall be construed to provide them with an extension of up to thirty-nine days as to any matters directly or indirectly related to the date of issuance of the Preferred Stock, November 3, 1997, or any date related hereto.

         11. Assignment to Wafra Acquisition Fund 7, L.P. Upon Wasteco's written notification to the other parties hereto of the assignment by Wasteco of "all of its rights of any kind and description in and to the Wasteco Stock Purchase Agreement, the Wasteco Registration Rights Agreement, the Wasteco Participation Agreement, the Wasteco-Longo Agreement, this Agreement as well as the Agreements and Undertakings, Wafra Acquisition Fund 7, L.P. shall be recognized as the successor in all respects to Wasteco and Wasteco shall have no further rights or obligations under such documents.

         12. Agreements Remain in Effect. All of the agreements described above as well as the Agreements and Undertakings shall remain fully effective and are changed only as specifically provided herein and shall bind the party or parties to each in all respects as originally contemplated.

         13. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

                       [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have executed this Agreement as of the day and year first above written.


                             ROBERT J. LONGO

                             ___________________________


                             COMPOST AMERICA HOLDING COMPANY, INC.

                             _____________________________
                             Name:
                             Title:

                             WASTECO VENTURES LIMITED

                             ______________________________
                             Name:
                             Title:

                             ROGER E. TUTTLE

                             ______________________________

                             JOHN B. FETTER

                             _______________________________

                             VICTOR E. WORTMANN, SR

                             _______________________________

                             VRH CONSTRUCTION CORP.

                             _______________________________
                             Name:
                             Title:



                     [SIGNATURES CONTINUED ON NEXT PAGE]

                             ROBERT E. WORTMANN

                             ________________________________


                             SELECT ACQUISITIONS, INC.

                             ________________________________
                             Name:
                             Title:

                             ALFRED E. RATTIE

                             ______________________________________